UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2007

SPEEDUS CORP.
(Exact name of registrant as specified in charter)

Delaware	000-27582	13-3853788
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9 Desbrosses Street, Suite 402
New York, New York	10013
(Address of principal executive offices)	(Zip Code)

(888)-773-3669
Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 14, 2007, Speedus Corp. issued a press release announcing its second quarter of fiscal 2007 results. A copy of the press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

	99.1	Press release dated August 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Speedus Corp.

By:	/s/ Thomas M. Finn

Name: Thomas M. Finn
Title: Treasurer and Chief Financial Officer

Date: August 16, 2007

EXHIBITS INDEX

EXHIBIT NUMBER	TITLE OF DOCUMENT

99.1	Press release dated August 14, 2007